BARON SELECT FUNDS
- Baron Real Estate Fund
- Baron Real Estate Income Fund
- Baron Health Care Fund
- Baron FinTech Fund
(each, a “Fund”)
BARON WEALTHBUILDER FUND
Supplement dated February 28, 2022 to Current Prospectus and Statement of Additional Information for the Funds and the Current Prospectus and Statement of Additional Information for Baron WealthBuilder Fund.
Effective April 29, 2022, the following supplements the information (and supersedes any contrary information) in the prospectus and SAI for the Funds and the prospectus and SAI for Baron WealthBuilder Fund:
Each Fund may invest up to 35% of its total assets at the time of purchase in non-U.S. securities.